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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2002



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



         Delaware                         0-20570             59-2712887
(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                         Number)          Identification No.)



      152 West 57th Street, New York, NY                      10019
    (Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         A copy of the Registrant's supplemental information, appearing in
Exhibit 99.1 hereto, is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

      99.1     Supplemental Information.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA INTERACTIVE


                                             By: /s/ Julius Genachowski
                                                -----------------------
                                             Name:  Julius Genachowski
                                             Title: Executive Vice President and
                                                    General Counsel

         Date: October 25, 2002




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                                  EXHIBIT INDEX

         Exhibit No.                       Description

         99.1                  Supplemental Information